Statement of Additional Information Supplement dated October 18, 2021

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Funds listed below:

Invesco Oppenheimer V.I. International Growth Fund
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Conservative Balanced Fund
Invesco V.I. Core Bond Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Global Strategic Income Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. Health Care Fund
Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund
Invesco V.I. Main Street Fund®
Invesco V.I. Main Street Mid Cap Fund®
Invesco V.I. Main Street Small Cap Fund®
Invesco® V.I. NASDAQ 100 Buffer Fund – March
Invesco® V.I. NASDAQ 100 Buffer Fund – June
Invesco® V.I. NASDAQ 100 Buffer Fund – September
Invesco® V.I. NASDAQ 100 Buffer Fund – December
Invesco® V.I. S&P 500 Buffer Fund – March
Invesco® V.I. S&P 500 Buffer Fund – June
Invesco® V.I. S&P 500 Buffer Fund – September
Invesco® V.I. S&P 500 Buffer Fund – December
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. U.S. Government Money Portfolio

This supplement amends the Statement of Additional Information for each of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Prospectuses and Statement of Additional Information and retain it for future reference.

On September 29, 2021, the Board of Trustees of the Funds (the “Board”) appointed Invesco Advisers, Inc. (“Invesco”), the Funds’ investment adviser, to serve as an affiliated securities lending agent for the Funds. In connection with such appointment, the Statement of Additional Information is revised as discussed below.

The following disclosure replaces the disclosure in the section titled “Lending Portfolio Securities” under the section “Description of the Funds and Their Investments and Risks”:

Lending Portfolio Securities. Each Fund may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the potential income earned would justify the risks.

Although voting rights may pass with the lending of portfolio securities, a Fund will be entitled to call loaned securities, or otherwise obtain rights to vote or consent, when deemed necessary by Invesco with respect to a material event affecting securities on loan. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments, affiliated unregistered investment companies that are compliant with Rule 2a-7 or Affiliated Money Market Funds. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Securities Lending.”

The following disclosure replaces similar disclosure preceding the fees and/or compensation table (and related introductory paragraph) in the section titled “Securities Lending Arrangements” under the section “Investment Advisory and Other Services”:
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Securities Lending Arrangements

The Funds may participate in a securities lending program pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. Funds participating in the securities lending program may lend securities to securities brokers and other borrowers.

Under the securities lending program, Bank of New York Mellon (BNY Mellon) served as the sole securities lending agent for Invesco V.I. American Franchise Fund, Invesco V.I. American Value Fund, Invesco V.I. Comstock Fund, Invesco V.I. Conservative Balanced Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Core Plus Bond Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Equally-Weighted S&P 500 Fund, Invesco V.I. Equity and Income Fund, Invesco V.I. Global Core Equity Fund, Invesco V.I. Growth and Income Fund, Invesco V.I. Health Care Fund, Invesco V.I. International Growth Fund, Invesco V.I. Main Street Fund®, Invesco V.I. Main Street MidCap Fund®, Invesco V.I. Main Street Small Cap Fund®, Invesco V.I. S&P 500 Index Fund, Invesco V.I. SmallCap Equity Fund and Invesco V.I. Technology Fund for the Funds’ most recently completed fiscal year. On September 29, 2021, the Board appointed Invesco to serve as an affiliated securities lending agent for the Funds under the securities lending program. BNY Mellon also continues to serve as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. The Board has approved policies and procedures that govern a Fund’s securities lending activities when utilizing an affiliated securities lending agent, such as Invesco, consistent with the guidance set forth in the no-action letters.

Invesco serves as a securities lending agent to other clients in addition to the Funds. There are potential conflicts of interests involved in the Funds’ use of Invesco as an affiliated securities lending agent, including but not limited to: (i) Invesco as securities lending agent may have an incentive to increase or decrease the amount of securities on loan, lend particular securities, delay or forgo calling securities on loans, or lend securities to less creditworthy borrowers, in order to generate additional fees for Invesco and its affiliates; and (ii) Invesco as securities lending agent may have an incentive to allocate loans to clients that would provide more fees to Invesco. Invesco seeks to mitigate these potential conflicts of interest by utilizing a methodology designed to provide its securities lending clients with equal lending opportunities over time.

In addition, the Advisory Agreement describes administrative services to be rendered by Invesco under such Advisory Agreement if a Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include, where applicable: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal in determining which specific securities are available for loan; (c) monitoring the securities lending agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to securities lending agent inquiries; and (f) performing such other duties as may be necessary. Invesco also monitors the creditworthiness of the securities lending agent and borrowers to ensure that securities loans are effected in accordance with Invesco’s risk policies. The Advisory Agreement authorizes Invesco to receive a separate fee equal to 25% of the net monthly interest or fee income retained or paid to the Funds for the administrative services that Invesco renders in connection with securities lending. Invesco has contractually agreed, however, not to charge this fee under the Advisory Agreement and to obtain Board approval prior to charging such a fee in the future.

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